UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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[   ]      Soliciting Material Pursuant to §240.14a-12

Home Federal Bancorp, Inc. of Louisiana
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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 October 10, 2014

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Home Federal Bancorp, Inc. of Louisiana.  The meeting will be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2014 at 10:00 a.m., Central Time. At the annual meeting, you will be asked to act on the following proposals, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect three directors for a three-year term, or until their successors are elected and qualified;

(2)	To approve the Home Federal Bancorp, Inc. of Louisiana 2014 Stock Incentive Plan;

(3)	To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2015.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, date and return your proxy card today in the envelope provided or vote over the Internet or by telephone, even if you plan to attend the annual meeting.  This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Home Federal Bancorp, Inc. of Louisiana is sincerely appreciated.

Very truly yours,
Daniel R. Herndon
Chairman of the Board and
     Chief Executive Officer

HOME FEDERAL BANK

A Better Way

Carterville
Cass
Ravanna
Kiblah
State Line
11
Linden
Bivins
77
Ida
Arkana
Springhill
Rodessa
71
Bayou Bodcau Lake
Shongaloo
Lanier
Plain Dealing
2
Vivian
Hosston
Sarepta
Lodi
Cotton Valley
Gilliam
Smithland
Marion
Jefferson
Caddo Lake
Oil City
Belcher
Bossier
Uncertain
59
Mooringsport
Benton
Highway 71
371
Webster
Woodlawn
Minden
3
Marshall
Harrison
Caddo
Bossier City
Haughton
Sibley
20
80
Waskom
Shreveport
Crossroads
Heflin
Darco
3132
Gill
Wallace Lake
Ringgold
Stonewall
Tullis
Beckville
49
171
1
Hall Summit
Panola
Deadwood
Kolter
7
Slone
Crichton
Red River
Clayton
Longstreet
Martin
Buncome
Funston
De Soto
Goss

Main Office

■ 624 Market Street
Shreveport, LA 71101

Branch Offices

● 6363 Youree Drive
Shreveport, LA 71105

● 9300 Mansfield Road
Suite 101
Shreveport, LA 71118

● 2555 Viking Drive
Bossier City, LA 71111

● 7964 E. Texas Street
Bossier City, LA (opened September 2014)

Commercial Division

222 Florida Street
Shreveport, LA 71105

ANNUAL MEETING DRIVING DIRECTIONS

From I-20 East/West Take the US-71/Spring Street Exit Merge onto Spring Street Turn left at 2nd cross street onto Milam Street Take the 1st left onto Market Street End at 624 Market Street

HOME FEDERAL BANCORP, INC. OF LOUISIANA 624 Market Street Shreveport, Louisiana 71101 (318) 222-1145

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Time, Wednesday, November 12, 2014

PLACE	Home Federal Bank 624 Market Street Shreveport, Louisiana

ITEMS OF BUSINESS	(1) To elect three directors for a three-year term expiring in 2017 and until their successors are elected and qualified;
(2) To approve the Home Federal Bancorp, Inc. of Louisiana 2014 Stock Incentive Plan;
(3) To ratify the appointment of LaPorte, A Professional Accounting Corporation as our independent registered public accounting firm for the fiscal year ending June 30, 2015.
To transact such other business, as may properly come before the annual meeting or at any adjustment thereof. We are not aware of any other such business.
RECORD DATE	Holders of Home Federal Bancorp common stock of record at the close of business on September 17, 2014 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2014 Annual Report is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form you received.  You can revoke your proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS DeNell W. Mitchell Corporate Secretary
Shreveport, Louisiana October 10, 2014

PROXY STATEMENT
OF
HOME FEDERAL BANCORP, INC. OF LOUISIANA
_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Home Federal Bancorp, Inc. of Louisiana, the holding company of Home Federal Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the annual meeting of shareholders to be held at our main office located at 624 Market Street, Shreveport, Louisiana, on Wednesday, November 12, 2014 at 10:00 a.m., Central Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about October 10, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 12, 2014. This proxy statement and our 2014 Annual Report are available at www.proxyvote.com and on our website at www.hfbla.com under “Investor Relations.”

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the election of directors, approval of the Home Federal Bancorp, Inc. of Louisiana 2014 Stock Incentive Plan and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Home Federal Bancorp and respond to questions from shareholders.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR approval of the 2014 Stock Incentive Plan and FOR ratification of our independent registered public accounting firm for fiscal 2015.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 17, 2014, are entitled to vote at the meeting. On the record date, we had 2,203,442 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I vote my shares?

After you have carefully read this proxy statement, indicate on your proxy card how you want your shares to be voted, then sign, date and mail your proxy card in the enclosed prepaid return envelope as soon as possible.  You may also vote by telephone or the Internet if indicated on your proxy card or voting instruction form. This will enable your shares to be represented and voted at the annual meeting.

        Voting instructions from participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Employee Stock Ownership Plan must be received by 11:59 p.m. Eastern Time on November 5, 2014, to be used by the plan Trustees to determine the votes for plan shares.

Can I attend the meeting and vote my shares in person?

Yes. All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card or vote by telephone or the Internet before the deadline printed on the card. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. DeNell W. Mitchell, Home Federal Bancorp, Inc. of Louisiana, 624 Market Street, Shreveport, Louisiana 71101, in advance of the meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street name” and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors or the approval of the Home Federal Bancorp, Inc. of Louisiana 2014 Stock Incentive Plan if you do not furnish instructions for proposals one or two.  You should use the voting instruction form provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered “broker non-votes.”

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions. If your broker votes in his or her discretion on proposal three and you do not provide instructions on the other proposals, then your shares will be considered “broker non-votes” on proposals one and two.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the annual meeting will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of shareholders considered to be present at the meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The three nominees for director receiving the most “for” votes will be elected. The affirmative vote of a majority of the total votes cast is required for approval of the Home Federal Bancorp, Inc. of Louisiana 2014 Stock Incentive Plan and for approval of the proposal to ratify the appointment of LaPorte, A Professional Accounting Corporation for the year ending June 30, 2015. Abstentions are considered in determining the presence of a quorum, but will not affect the vote on the proposals.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three year terms and until their successors are elected and qualified.

At this annual meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2017 and until their successors are elected and qualified.  Shareholders of Home Federal Bancorp are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. David A. Herndon III, Woodus K. Humphrey and Mark M. Harrison to a three-year term expiring in 2017. No director or nominee for director is related to any other director or executive officer by blood, marriage or adoption, except Daniel Herndon and David Herndon III who are brothers.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and our continuing directors.  The indicated period of service as a director is presented on a calendar year basis and includes service for directors of Home Federal Bank prior to the organization of our initial holding company in 2005.  Ages are reflected as of September 17, 2014.

Nominees for Director for a Three-Year Term Expiring in 2017

Members of the Board of Directors Continuing in Office

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
David A. Herndon III	Director. Retired geologist. Mr. David Herndon brings valuable institutional knowledge to the board which he has gained through his years of service as a director, as well as knowledge of oil and gas industry customers through his work as a geologist in that industry. Age 78.	1998
Woodus K. Humphrey	Director. Retired, former owner of Woodus Humphrey Insurance, Inc., Shreveport, Louisiana. Mr. Humphrey brings entrepreneurial experience to the board as former owner of an insurance agency that focuses on property and liability insurance for woodworking plants and operations with field representatives in six states. Age 74.	2001
Mark M. Harrison	Director. Owner of House of Carpets and Lighting, a floor coverings and lighting fixtures business in Shreveport, Louisiana, since September 2007 and owner of Roly Poly sandwich franchises located in Shreveport and West Monroe, Louisiana since September 2011 and, prior thereto, co-owner since 2005. Mr. Harrison brings substantial business and entrepreneurial experience to the board as owner of a local carpet and lighting business in Shreveport, Louisiana and sandwich franchises in the greater Shreveport area and West Monroe, Louisiana. Age 55.	2007

The Board of Directors recommends that you vote FOR election of the nominees for director.

Directors Whose Terms Expire in 2015

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
James R. Barlow
Director.  President and Chief Operating Officer of Home Federal Bancorp and President and Chief Executive Officer of Home Federal Bank since January 2013.  Executive Vice President and Chief Operating Officer of Home Federal Bancorp from November 2009 through December 2012.  President and Chief Operating Officer of Home Federal Bank from February 2009 through December 2012.  Previously, Mr. Barlow served as Executive Vice President and Area Manager for the Arkansas-Louisiana-Texas area commercial real estate operations of Regions Bank from August 2006 until February 2009.  From 2005 until August 2006, Mr. Barlow was a Regions Bank City President for the Shreveport/Bossier area and from February 2003 to 2005 he served as Commercial Loan Manager for Regions Bank for the Shreveport/Bossier area. Mr. Barlow served in various positions at Regions Bank since 1997.

Mr. Barlow brings substantial managerial, banking and lending experience to the board, as well as significant knowledge of the local commercial real estate market from his years of service as manager and regional President of a regional bank.  Age 46.

		2009
Clyde D. Patterson	Director. Executive Vice President of Home Federal Bancorp and Home Federal Bank since January 2005 and September 1993, respectively, and Treasurer of Home Federal Bancorp since July 2014. Previously, Executive Vice President and Chief Financial Officer of Home Federal Bancorp and Home Federal Bank from November 2009 to July 2014. Mr. Patterson brings significant banking and institutional experience to the board having served in various positions with Home Federal Bank since 1964. Age 72.	1990
Thomas Steen Trawick, Jr.
Director. President of Medical Staff of CHRISTUS Health Louisiana and Staff Physician of CHRISTUS Health North Louisiana and Regional Medical Director of Sound Inpatient Physicians since January 2014. Prior thereto, Vice President of Medical Staff and Staff Physician of CHRISTUS Schumpert and CHRISTUS Highland and Medical Director of CHRISTUS Highland Hospitalist Program from February 2005 to December 2013.  Previously, Dr. Trawick had his private practice at Highland Clinic from September 2001 to February 2005.

Dr. Trawick brings management expertise to the board and knowledge of the local medical community as the past president of the Shreveport Medical Society and active involvement in the Louisiana State Medical Society.  Age 45.

		2012
Timothy W. Wilhite, Esq.
Director.  Chief Financial Officer and General Counsel of Wilhite Electric Co., Inc. since June 2001. Of Counsel for the law firm Downer, Huguet & Wilhite, LLC. Serves on the Executive Committee and as Board Member of the Greater Bossier Economic Development Foundation. President of the Ark-La-Tex Regional Air Service Alliance (501(c)(3)). Member of the Independence Bowl Foundation.

Mr. Wilhite brings knowledge of the local business and legal community to the board through his service as Chairman of the Greater Bossier Economic Development Foundation and as a member of the Executive Committee of the Bossier Chamber of Commerce.  Age 45.
		2010

Directors Whose Terms Expire in 2016

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Walter T. Colquitt III	Director. Dentist, Shreveport, Louisiana. Dr. Colquitt brings extensive knowledge to the board of the professional community through his dental practice in Shreveport, Louisiana. Age 69.	1993

Directors Whose Terms Expire in 2016 (continued)

Name	Position with Home Federal Bancorp, Age and Principal Occupation During the Past Five Years	Director Since
Daniel R. Herndon
Chairman of the Board and Chief Executive Officer of Home Federal Bancorp and Executive Chairman of the Board of Home Federal Bank since January 2013. Chairman of the Board, President and Chief Executive Officer of Home Federal Bancorp from 2005 through December 2012. Chairman of the Board and Chief Executive Officer of Home Federal Bank from January 1998 and September 1993, respectively, through December 2012.  President Home Federal Bank from 1993 to February 2009.

Mr. Daniel Herndon brings valuable insight and knowledge to the board from his service as Chairman, President and Chief Executive Officer of Home Federal Bancorp and as the longest serving member of the Board. Mr. Herndon has gained valuable banking and institutional knowledge from his years of service and his ties to the local business community in the greater Shreveport area.  Age 74.
		1980
Scott D. Lawrence	Director. President of Southwestern Wholesale, Shreveport, Louisiana since 1980. Mr. Lawrence brings significant business enterprise and managerial oversight skills to the board as President and owner of a dry goods wholesale supplier in Shreveport, Louisiana. Age 68.	1994

Director Nominations

Nominations for director of Home Federal Bancorp are made by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.

Director Independence

A majority of Home Federal Bancorp’s directors are independent directors as defined in the rules of the Nasdaq Stock Market.  The Board of Directors has determined that Drs. Colquitt and Trawick and Messrs. Harrison, Humphrey, Lawrence and Wilhite are independent directors.

Board Leadership Structure

Our Board of Directors is led by a Chairman selected by the Board from time to time.  Presently, Mr. Daniel Herndon, our Chief Executive Officer also serves as Chairman of the Board.  Mr. Barlow serves as our President and Chief Operating Officer and is a member of the Board and serves as co-principal executive officer with Mr. Herndon. The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Home Federal Bancorp and avoids potential conflicts among directors.  In addition, as Chief Executive Officer Mr. Herndon is familiar with our business and operations and is well situated to lead discussions on important matters affecting the business of Home Federal Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.

        The Board of Directors is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include the fact that as a financial institution holding company, much of our operations are highly regulated.

Compensation of Directors

Director Compensation Table. The table below summarizes the total compensation paid to each of our non-employee directors and Mr. Patterson for the fiscal year ended June 30, 2014.  The primary elements of Home Federal Bank’s non-employee director compensation program consist of cash and equity compensation.  Mr. Patterson is also compensated in his capacity as our Executive Vice President and Treasurer.  Compensation for Messrs. Herndon and Barlow is included in the Summary Compensation Table.

	Fees Earned or	Stock	Option	All Other
Name	Paid in Cash	Awards(1)	Awards(1)	Compensation(2)	Total
Walter T. Colquitt III	$12,000	$--	$--	$2,213	$14,213
Mark M. Harrison	12,300	--	--	2,299	14,599
David A. Herndon III	11,000	--	--	2,213	13,213
Woodus K. Humphrey	12,000	--	--	2,213	14,213
Scott D. Lawrence	12,300	--	--	2,213	14,213
Clyde D. Patterson	12,000	--	--	154,719	166,719
Thomas Steen Trawick, Jr.	12,000	--	--	2,138	14,138
Timothy W. Wilhite, Esq.	11,200	--	--	2,299	13,499
_____________________

(1)	As of June 30, 2014, each of our non-employee directors and Mr. Patterson held the following aggregate number of unvested stock awards and outstanding options:

	Aggregate Number of Equity Awards
Name	Outstanding at Fiscal Year End
	Stock Awards	Option Awards
Walter T. Colquitt III	1,332	9,391
Mark M. Harrison	1,868	4,669
David A. Herndon III	1,332	5,544
Woodus K. Humphrey	1,332	5,544
Scott D. Lawrence	1,332	5,544
Clyde D. Patterson	1,332	5,544
Thomas Steen Trawick, Jr.	865	3,327
Timothy W. Wilhite, Esq.	1,868	5,836

(2)
All other compensation reflects discretionary bonuses and dividends paid on vesting of recognition and retention plan awards. Includes for Mr. Patterson a salary of $117,362, bonus of $18,802, and $16,343 of other employee benefits.

Narrative to Director Compensation Table. During fiscal 2014, members of Home Federal Bank’s Board of Directors received $1,000 per regular Board meeting attended, either in person or telephonically.  We do not pay separate compensation to directors for their attendance at meetings of the Board of Directors of Home Federal Bancorp.  Members of Home Federal Bancorp’s Audit Committee receive $100 meeting attended.  The members of the Board of Directors may also receive discretionary bonuses in June and December of each year.  Board fees are subject to periodic adjustment by the Board of Directors.

In January 2012, members of the Board of Directors received awards of restricted stock and stock options under our 2011 Recognition and Retention Plan and 2011 Stock Option Plan. Directors Colquitt, Humphrey, Lawrence, Patterson and David Herndon, who had previously received equity awards under our 2005 stock benefit plans, each received 2,218 stock awards and 5,544 stock options.  Directors Harrison and Wilhite, who had not participated in the 2005 stock benefit plans, each received 3,112 stock awards and 5,836 stock options.  Dr. Trawick, appointed to the Board in January 2012, received 1,439 stock awards and 3,599 stock options. The stock awards and stock options are vesting at a rate of 20% per year commencing on January 31, 2013.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2014, the Board of Directors of Home Federal Bancorp met 12 times.  No director of Home Federal Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director, and the total number of meetings held by all committees of the Board on which he served.

Membership on Certain Board Committees

The Board of Directors of Home Federal Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  All of the members of these committees are independent directors as defined in the listing standards of The Nasdaq Stock Market.  The committees operate in accordance with written charters which are available on our website at www.hfbla.com.  The following table sets forth the membership of the committees as of the date of this proxy statement.

Directors	Audit	Compensation	Nominating and Corporate Governance
Mark M. Harrison	*	*
Woodus K. Humphrey		*
Scott D. Lawrence	**		*
Thomas Steen Trawick, Jr.			*
Timothy W. Wilhite, Esq.	*	**	**
            _________________________
            *           Member
            **        Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K and monitors Home Federal Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of three directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that no members of the Audit Committee meet the qualifications established for an Audit Committee financial expert in the regulations of the Securities and Exchange Commission; however, the members have the requisite financial and accounting background to meet the Nasdaq listing standards.  The Audit Committee met three times in fiscal 2014 and informally reviews our financial results on a quarterly basis.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee in accordance with its charter to, among other functions, review the qualifications of director nominees.  The Committee approves nominees for consideration by the full Board of Directors to fill vacancies on the Board or for election at the annual meeting.  The Nominating and Corporate Governance Committee met once during fiscal 2014.

Compensation Committee.  It is the responsibility of the Compensation Committee of Home Federal Bancorp to set the compensation of Home Federal Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other members of senior management.  The Compensation Committee of Home Federal Bancorp met two times in fiscal 2014.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Home Federal Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

        Members of senior management regularly attend meetings of the Board of Directors and address any questions or concerns raised by the Board on risk management or other matters. The Board’s risk oversight function is carried out through, among other factors, its review and approval of various policies and procedures, such as Home Federal Bank’s lending and investment policies, ratification or approval of investments and loans exceeding certain thresholds, and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so.  All of our directors attended the annual meeting of shareholders held on November 13, 2013.

Executive Officers Who Are Not Also Directors

The following individuals who do not also serve on the Board of Directors serve as executive officers of Home Federal Bancorp.  Ages are reflected as of September 17, 2014.

David S. Barber, age 45, has served as Senior Vice President Mortgage Lending of Home Federal Bank since June 2009.  Prior thereto, Mr. Barber served as Vice President, Director of Branch Operations, First Family Mortgage, Inc. from July 2004 to May 2009.

Glen W. Brown, CPA, age 57, has served as Senior Vice President and Chief Financial Officer of Home Federal Bancorp and Home Federal Bank since July 2014.  Previously, Mr. Brown served as Vice President and Controller, Teche Federal Bank, New Iberia, Louisiana, the wholly owned subsidiary of Teche Holding Company, from November 1997 to June 2014.

Adalberto Cantu, Jr., age 64, has served as Senior Vice President and Senior Credit Officer of Home Federal Bank since February 2013. Prior thereto, Mr. Cantu served as Senior Vice President of Business Banking at Progressive Bank from July 2010 to October 2011. Previously, Mr. Cantu served as Senior Vice President of Business Banking at Regions Bank from July 1987 to July 2010.

Mary L. Jones, age 61, has served as Senior Vice President Retail & Deposit Operations of Home Federal Bank since July 2011. Prior thereto, Ms. Jones served as Vice President of Operations since January 2009. Previously, Ms. Jones served as Assistant Vice President and BSA Officer of Home Federal Bank from January 1985 to January 2009 and January 2013, respectively.

K.  Matthew Sawrie, age 39, has served as Senior Vice President Commercial Lending of Home Federal Bank since February 2009.  Prior thereto, Mr. Sawrie served as Vice President Commercial Real Estate, Regions Bank from 2006 to 2009, and previously, Assistant Vice President Business Banking Relationship Manager, Regions Bank from 2003 to 2006.

In accordance with our Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Home Federal Bancorp’s audited financial statements with management.  The Audit Committee has discussed with Home Federal Bancorp’s independent registered public accounting firm, LaPorte, A Professional Accounting Corporation, the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees,” as amended by SAS No. 90, “Audit Committee Communications” as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with LaPorte, A Professional Accounting Corporation, the independent auditor’s independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Home Federal Bancorp’s Annual Report on Form 10-K for fiscal year 2014 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Mark M. Harrison
Scott D. Lawrence, Chairman
Timothy W. Wilhite, Esq.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation earned during the fiscal years ended June 30, 2014 and 2013 by our co-principal executive officers, Messrs. Herndon and Barlow, and the two other executive officers serving at the end of fiscal 2014 who were the most highly compensated executive officers in fiscal 2014. These four officers are referred to as the “named executive officers” in this proxy statement.

Name and Principal Position	Fiscal Year	Salary	Bonus	Nonequity Incentive Plan Compensation		All Other Compen- sation(1)	Total
Daniel R. Herndon Chairman and Chief Executive Officer (Co-principal Executive Officer)	2014 2013	$148,101 148,101	$43,608 57,310	$	-- --	$39,038 39,635	$230,747 245,046
James R. Barlow President and Chief Operating Officer (Co-principal Executive Officer)	2014 2013	193,950 191,763	90,516 101,950		-- --	40,208 47,426	324,674 341,139
David S. Barber Senior Vice President – Mortgage Lending	2014 2013	110,912 109,272	-- --		126,964 164,263	27,115 30,238	264,991 303,773
K. Matthew Sawrie Senior Vice President – Commercial Lending	2014 2013	120,804 115,552	-- --		105,032 87,633	18,170 26,422	244,006 229,607
___________________
(1)
All other compensation does not include amounts attributable to other miscellaneous benefits. The costs to Home Federal Bancorp of providing such benefits during fiscal 2014 did not exceed $10,000. Includes for fiscal 2014, matching contributions under the Home Federal Bank 401(k) Plan, allocations of shares under the employee stock ownership plan based on a closing price of $17.80 on December 31, 2013, life insurance premiums and $12,000 in directors’ fees and directors’ bonuses of $2,000 paid to each of Messrs. Herndon and Barlow.

Narrative to Summary Compensation Table

Base salaries for our named executive officers are approved by the Compensation Committee.  Base salaries as of the end of fiscal 2014 established by the Compensation Committee were $148,101, $193,950, $112,551 and $122,590 for Messrs. Herndon, Barlow, Barber and Sawrie, respectively. Messrs. Herndon and Barlow received a discretionary bonus equal to approximately 8% of their then current base salaries in December 2013.  Based on Home Federal Bancorp’s results of operations through the second quarter ended December 31, 2013, the Compensation Committee awarded additional discretionary bonuses, paid in February 2014, to Messrs. Herndon and Barlow of $32,500 and $75,000, respectively.  Mr. Barber receives incentive compensation based on mortgage loan originations which, although not subject to a formal agreement, generally represents 1.33 basis points of monthly funded mortgage loan originations and 50% of brokered volume.  Mr. Sawrie received incentive compensation in October 2013 and February 2014 as a participant in our Loan Officer Incentive Plan, the terms of which are described below. The named executive officers did not receive awards of restricted stock and stock options during fiscal 2014.

At the annual meeting of shareholders of Home Federal Bancorp held on November 13, 2013, the shareholders recommended, on an advisory basis, that future advisory votes on executive compensation should be held every three years. Consistent with the shareholder recommendation, the Board of Directors of Home Federal Bancorp determined that it will hold an advisory vote on executive compensation every three years. The next advisory vote on the compensation of the named executive officers will be presented at the annual meeting expected to be held in November 2016. Home Federal Bancorp is required to hold shareholder advisory votes on the frequency interval every six years.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards to our named executive officers under our Stock Option Plans and Recognition and Retention Plans at June 30, 2014. We have not made any equity incentive plan awards.

						Stock Awards
						Number of		Market Value
	Option Awards					Shares or		of Shares or
	Number of Securities Underlying			Option	Option	Units of Stock		Units of Stock
	Unexercised Options			Exercise	Expiration	That Have		That Have
Name	Exercisable	Unexercisable		Price	Date	Not Vested		Not Vested(3)
Daniel R. Herndon	13,128	--		$10.82	8/18/2015	7,000	(1)	$136,769
	11,670	17,508	(1)	14.70	1/31/2022

James R. Barlow	5,766	3,845	(2)	10.93	8/19/2020	1,125	(2)	21,971
	19,452	29,178	(1)	14.70	1/31/2022	11,672	(1)	18,241

David S. Barber	961	1,922	(2)	10.93	8/19/2020	934	(1)	18,241
	778	1,167	(1)	14.70	1/31/2022

K. Matthew Sawrie	--	1,922	(2)	10.93	8/19/2020	4,507	(1)	88,022
	6,224	9,338	(1)	14.70	1/31/2022
___________________
(1)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on January 31, 2013.

(2)	The unexercisable stock options and unvested restricted stock awards are vesting at a rate of 20% per year commencing on August 19, 2011.

(3)	Calculated by multiplying the closing market price of our common stock on June 30, 2014, which was $19.53, by the applicable number of shares of common stock underlying the unvested stock awards.

Employment Agreements

Home Federal Bank has entered into an amended and restated employment agreement with Mr. James R. Barlow and an amended and restated employment and transition agreement with Mr. Daniel R. Herndon, in each case effective as of January 1, 2013.  The employment agreements amend and restate prior employment agreements between Home Federal Bank and each executive.  Pursuant to his employment agreement, Mr. Herndon serves as Executive Chairman of the Board of Home Federal Bank for a fixed term of five years commencing on the effective date and ending on December 31, 2017, at which point Mr. Herndon will retire as Executive Chairman of the Board but will continue to serve as a director and receive board fees for his continued service thereafter.  Pursuant to his employment agreement, Mr. Barlow serves as President and Chief Executive Officer of Home Federal Bank for an initial term of three years commencing on the effective date, provided that the term of Mr. Barlow’s agreement will be extended for an additional year on each January 1 during the term of the agreement, unless Home Federal Bank or Mr. Barlow gives notice to the other party of its or his intent not to extend the term of the agreement.  The agreements provided for initial base salaries of $148,101 and $193,950 per year for Messrs. Herndon and Barlow, respectively, provided that Mr. Herndon’s base salary shall be reduced to $100,000 per year commencing on January 1, 2016, and shall remain unchanged for the last two years of his employment period.  Mr. Barlow’s base salary may be increased at the discretion of the Board of Directors of Home Federal Bank but may not be decreased during the term of the agreements without the prior written consent of the executive.  Home Federal Bank also agreed to provide each of Messrs. Herndon and Barlow with an automobile during the term of the agreements.

The employment agreements with Messrs. Herndon and Barlow are terminable with or without cause by Home Federal Bank. The employment agreements provide that in the event of (y) termination of employment by  Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by the executive for "good reason," as defined, in each case before or after a change in control, the executive would be entitled to (1) an amount of cash severance which is equal to three times his average annual compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 36 months or the date the executive receives substantially similar benefits from full-time employment with another employer.  The employment agreement with Home Federal Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

Home Federal Bancorp entered into an employment agreement with Mr. Barlow to serve as President and Chief Operating Officer of Home Federal Bancorp, effective as of January 1, 2013, which is on terms substantially similar to the amended and restated employment agreement with Home Federal, except as follows.  The agreement with Home Federal Bancorp provides that severance payments payable to Mr. Barlow by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's "base amount" as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute "parachute payments" under Section 280G of the Internal Revenue Code.  In addition, the agreement with Home Federal Bancorp provides that Home Federal Bancorp shall reimburse Mr. Barlow for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Barlow's compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by Mr. Barlow on behalf of each of Home Federal Bancorp and Home Federal Bank.

Home Federal Bancorp has also entered into an amended and restated employment and transition agreement with Mr. Herndon, effective January 1, 2013, to serve as Chairman of the Board and Chief Executive Officer of Home Federal Bancorp for a term of three years, after which he will serve as Executive Chairman of the Board for a period of two years commencing January 1, 2016.  Otherwise, the agreement with Home Federal Bancorp is on terms substantially similar to Mr. Herndon’s agreement with Home Federal Bank, except as follows.  The agreement provides that severance payments payable to Mr. Herndon by Home Federal Bancorp shall include the amount by which the severance benefits payable by Home Federal Bank are reduced as a result of Section 280G of the Internal Revenue Code, if the parachute payments exceed 105% of three times the executive's “base amount” as defined in Section 280G of the Internal Revenue Code.  If the parachute payments are not more than 105% of the amount equal to three times the base amount, the severance benefits payable by Home Federal Bancorp will be reduced so they do not constitute “parachute payments” under Section 280G of the Internal Revenue Code.  In addition, the agreement provides that Home Federal Bancorp shall reimburse Mr. Herndon for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of state and federal income, excise and other employment-related taxes on the excise tax reimbursement. Under the agreements with Home Federal Bancorp and Home Federal Bank, Mr. Herndon’s compensation, benefits and expenses will be paid by Home Federal Bancorp and Home Federal Bank in the same proportion as the time and services actually expended by the executive on behalf of each of Home Federal Bancorp and Home Federal Bank.

Pursuant to an employment offer letter accepted by Mr. Glen W. Brown, our Executive Vice President and Chief Financial Officer, on April 9, 2014, Mr. Brown’s base salary is $150,000 and 2014 incentive bonus will be $15,000. Mr. Brown will participate in Home Federal Bank’s 401(k) Plan and Employee Stock Ownership Plan when he meets the eligibility requirements and other group benefit plans maintained by Home Federal Bank. Home Federal Bancorp entered into a change in control agreement with Mr. Brown described below under “Change in Control Agreement.”  Pursuant to the offer letter, on July 31, 2014, we granted 10,500 incentive stock options to Mr. Brown. The stock options are exercisable 20% per year commencing on the first anniversary of the date of grant and the exercise price of the options will equal the fair market value of the Company’s common stock on the date of grant. We also awarded 3,500 shares of common stock under the recognition and retention plan. The stock awards vest at a rate of 20% per year commencing on the first anniversary of the date of grant.

The Boards of Directors of Home Federal Bancorp and Home Federal Bank also approved an employment and transition agreement between Home Federal Bancorp, Home Federal Bank and Clyde D. Patterson, Executive Vice President and Chief Financial Officer, effective as of January 1, 2013. Pursuant to the agreement, Mr. Patterson will serve as Executive Vice President and Chief Financial Officer of Home Federal Bancorp and Home Federal Bank for a term of up to two years, will thereafter serve on a part-time or consultant basis through December 31, 2017, and will retire as of December 31, 2017.  The agreement provides for initial base compensation of $117,362 for the first two years and $60,000 per year commencing on January 1, 2015. In addition to other benefits generally available for employees of Home Federal, Home Federal Bancorp and Home Federal also agreed to provide Mr. Patterson with an automobile during the term of the agreement.

The agreement with Mr. Patterson is terminable with or without cause by Home Federal Bancorp and Home Federal Bank. The agreement provides that in the event of (y) termination of employment by Home Federal Bancorp and Home Federal Bank other than for cause, disability, retirement or death, or (z) termination by Mr. Patterson for “good reason,” as defined, in each case before or after a change in control, Mr. Patterson would be entitled to (1) an amount of cash severance which is equal to two times the sum of his base compensation as of the date of termination if the date of termination is on or before December 31, 2014 and (2) if the date of termination is on or after January 1, 2015, the greater of the remaining base compensation under the agreement or $120,000. The agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bancorp or Home Federal Bank for federal income tax purposes.

Change in Control Agreement

On August 13, 2014, the Compensation Committee of the Board of Directors approved a change in control agreement with Mr. Brown effective as of August 18, 2014 through July 31, 2015. On or prior to July 31, 2015 and each subsequent July 31st, the Compensation Committee or the Board of Directors will consider whether the term of the agreement will be extended for an additional year.

The change in control agreement provides that during its term and subsequent to a change in control, in the event that Mr. Brown’s employment is terminated (a) by Home Federal Bank other than for cause, disability, retirement or death, or (b) by Mr. Brown for "good reason," as defined, Mr. Brown would be entitled to (1) an amount of cash severance which is equal to one times his annual rate of base salary compensation and (2) continued participation in certain employee benefit plans of Home Federal Bank until the earlier of 12 months or the date he receives substantially similar benefits from full-time employment with another employer.  The change in control agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code, then such payments and benefits received thereunder shall be reduced by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by Home Federal Bank for federal income tax purposes.

Supplemental Executive Retirement Agreements

Home Federal Bank also entered into Supplemental Executive Retirement Agreements for the benefit of Messrs. Herndon and Patterson effective as of January 1, 2013. Under the terms of the agreements, after the target retirement date of December 31, 2017, Messrs. Herndon and Patterson will receive annual retirement benefits of $75,000 and $25,000, respectively, payable in equal annual installments of eight and ten years, respectively. In the event of retirement prior to December 31, 2017, with or without cause, Messrs. Herndon and Patterson would receive their accrued benefits through such date payable in a lump sum. In the event of death while in active service, the designated beneficiaries would receive a lump sum payment of the full retirement benefit. In the event of death after retirement, but before all payments have been made, any remaining benefits will be paid to the designated beneficiaries until all the annual installments have been paid. The retirement benefits are vesting ratably at 20% per year for five years beginning with the calendar year ended December 31, 2013.

Loan Officer Incentive Plan

Home Federal Bank adopted a Loan Officer Incentive Plan as an annual incentive compensation plan to reward participating loan officers with variable cash awards that are contingent upon the net interest income produced from the loan officer’s identified loan portfolio.  Mr. Sawrie is our only named executive officer who participates in the plan.  Participants in the Loan Officer Incentive Plan are selected by the chief executive officer and president at the beginning of each fiscal year and recommended for approval by the compensation committee of the Board of Directors which administers the plan.

The terms of the Loan Officer Incentive Plan are reviewed annually.  For fiscal 2013, participants in the Loan Officer Incentive Plan received a cash reward equal to 4% of the income base from loans originated by the particular loan officer prior to the beginning of the fiscal year.  Participants also received a cash reward equal to 6% of the income base from new loans originated by the particular loan officer during the 12-month performance period which coincides with the fiscal year.

Each fiscal year, the cumulative interest income from loans existing at the beginning of the performance period will be calculated.  Interest expense, equal to loan volume times our most recent average cost of funds, will be deducted from interest income to arrive at the loan officer’s contribution amount for existing loans.  The loan officer’s contribution is then multiplied by a loan portfolio rating (up to 100%) to calculate an income base.  The income base for existing loans is then multiplied by 4% to determine the cash incentive award from existing loans.

The cumulative interest income from new loans originated during the performance period is then calculated.  Interest expense, equal to loan volume multiplied by our most recent average cost of funds, will be deducted from interest income to arrive at net interest income.  Loan initiation fees associated with such newly originated loans shall be added to net interest income to arrive at the loan officer’s contribution amount for newly originated loans.  The loan officer’s contribution is then multiplied by a loan portfolio rating (up to 100%) to calculate an income base.  The income base for new loans is then multiplied by 6% to determine the cash incentive award from loans originated during the performance period.  The incentive awards from existing loans and new loans are added to determine the total award payment.  Upon the approval of the compensation committee, cash incentive awards are calculated and paid on a semi-annual basis to participants who are employed and in good standing on the date of such payments.

Retirement Benefits

Retirement benefits are an important element of a competitive compensation program for attracting senior executives, especially in the financial services industry. We froze our defined benefit pension plan in February 2003. Mr. Herndon is our only named executive officer with accrued benefits under the pension plan. Our executive compensation program currently includes (i) a 401(k) profit sharing plan which enables our employees to supplement their retirement savings with elective deferral contributions and with matching and discretionary contributions by us, and (ii) an employee stock ownership plan that allows participants to accumulate retirement benefits in the form of employer stock at no current cost to the participant.

401(k) and Profit Sharing Plan.  We adopted the Home Federal Bank Employees’ Savings and Profit Sharing Plan and Trust (“401(k) Plan”) effective November 15, 2004.  To participate in the 401(k) Plan, eligible employees must have completed three months of full time service and attained age 21.  Participating employees may make elective salary reduction contributions of up to $17,500 of their eligible compensation for 2014.  Home Federal Bank will contribute a basic “safe harbor” contribution of 100% of the first 6% of plan salary elective deferrals.  We are also permitted to make discretionary contributions to be allocated to participant accounts.

Employee Stock Ownership Plan.  We established an employee stock ownership plan for our employees in connection with our mutual to stock conversion in 2005. We acquired additional shares in connection with our second-step conversion in 2010.  The shares were purchased by the employee stock ownership plan with funds borrowed from Home Federal Bancorp and are held in a suspense account and released for allocation as debt service payments are made.  Additional discretionary contributions may be made to the plan in either cash or shares of common stock, although we have no plans to do so at this time.  Shares released from the suspense account are allocated to each eligible participant’s plan account pro rata based on compensation.  Forfeitures may be used for the payment of expenses or be reallocated among the remaining participants. Employees who have been credited with at least 1,000 hours of service during a 12-month period and who have attained age 21 are eligible to participate in the employee stock ownership plan.  Participants become 100% vested after three years of service. Participants also become fully vested in their account balances upon a change in control (as defined), death, disability or retirement.  Benefits may be payable upon retirement or separation from service.

Stock Option Plans and Recognition and Retention Plans

In August 2005, shareholders approved our 2005 Stock Option Plan and our 2005 Recognition and Retention Plan.  Pursuant to the terms of the 2005 Stock Option Plan, options to acquire up to 158,868 shares of common stock were available to be granted to employees and directors.  Pursuant to the terms of the 2005 Recognition and Retention Plan, awards of up to 63,547 shares of restricted common stock were available to be granted to employees and directors.  In December 2011, shareholders approved our 2011 Stock Option Plan and our 2011 Recognition and Retention Plan.  No options or plan share awards were granted during fiscal 2014 under the 2011 Stock Option Plan or the 2011 Recognition and Retention Plan.  Under all of the stock benefit plans, awards may vest no faster than 20% per year, beginning one year from the date of grant.  However, under the plans, vesting of any award is accelerated upon the death or disability of a recipient or upon a change-in-control of Home Federal Bancorp. Outstanding stock awards and stock options for our named executive officers are reflected in the below table “Outstanding Equity Awards at Fiscal Year-End.”

After fiscal year end, on July 31, 2014, the Compensation Committee awarded the remaining available 31,311 stock options and 8,557 stock awards under our 2005 and 2011 plans such that no further awards are available for future grant under the existing plans.

Survivor Benefit Plan

In June 2011, Home Federal Bank purchased bank owned life insurance on the lives of its employees. In consideration for entering into consent to insurance agreements, on July 13, 2011, Home Federal Bank entered into Survivor Benefit Plan Participation Agreements with employees including Messrs. Herndon, Barlow and Sawrie. The agreements provide that the officer’s beneficiary will receive three times the officer’s base salary if serving as an officer of Home Federal Bank at the date of death. The agreements may be amended or terminated at any time by Home Federal Bank as long as it does not reduce or delay any benefit payable to a participant whose death has already occurred.

Related Party Transactions

Home Federal Bank offers extensions of credit to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and other proposes.  These loans are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Home Federal Bank and none of such loans involve more than the normal risk of collectability or present other unfavorable features.

Under Home Federal Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

PROPOSAL TO ADOPT THE HOME FEDERAL BANCORP, INC. OF LOUISIANA 2014 STOCK INCENTIVE PLAN (PROPOSAL TWO)

Description of the Incentive Plan

The following description of the 2014 Stock Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

General.  The Board of Directors has adopted the 2014 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in Home Federal Bancorp as an incentive to contribute to our success and reward key employees for outstanding performance.  The Incentive Plan is also designed to attract and retain qualified directors for Home Federal Bancorp.  The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-qualified or compensatory stock options and share awards of restricted stock, which may be based upon performance goals. Share awards and stock options under the Incentive Plan will be available for grant to officers, key employees and directors of Home Federal Bancorp and any subsidiaries.

Administration.  The Incentive Plan will be administered and interpreted by a committee of the Board of Directors that is comprised solely of two or more non-employee directors. Such committee currently is comprised of Messrs. Harrison, Humphrey and Wilhite, who also currently serve as the Compensation Committee of the Board of Directors.

Stock Options.  Under the Incentive Plan, the Board of Directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable.  The per share exercise price of a stock option shall be at least equal to the fair market value of a share of common stock on the date the option is granted.

All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the Board of Directors or the committee at the time of grant.  Notwithstanding the foregoing, no vesting shall occur on or after a participant’s employment or service with Home Federal Bancorp is terminated for any reason other than his death, disability or a change in control.  Unless the committee or Board of Directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with Home Federal Bancorp or a subsidiary company because of his death or disability.  In addition, all stock options will become vested and exercisable in full upon a change in control of Home Federal Bancorp, as defined in the Incentive Plan.

         Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or six months after the date on which the employee’s employment terminated, unless extended by the committee or the Board of Directors to a period not to exceed three years from such termination.  Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with Home Federal Bancorp as a result of disability  without having fully exercised his options, the optionee shall have one year following his termination due to disability to exercise such options, and (ii) if an optionee terminates his employment or service with Home Federal Bancorp following a change in control of Home Federal Bancorp without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within three months after the date on which the optionee’s employment terminates will result in the option being treated as a compensatory stock option in the event that it is exercised.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option.  Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Home Federal Bancorp the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by Home Federal Bancorp pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Share Awards.  Under the Incentive Plan, the Board of Directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee.  The board or the committee will determine which officers, and key employees and non-employee directors will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award.

If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with Home Federal Bancorp or a subsidiary company terminates due to death or disability will be deemed fully earned as of the recipient’s last day of employment or service.  In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of Home Federal Bancorp.

A recipient of a share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests.  Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

The committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals.  Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award.  All determinations regarding the achievement of any performance goal will be made by the committee.  Each performance share award will be granted and administered to comply with the requirements of Section 162(m) of the Code.  Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

Number of Shares Covered by the Incentive Plan.  A total of 150,000 shares of common stock have been reserved for future issuance pursuant to the Incentive Plan, which is equal to approximately 7.0% of the issued and outstanding common stock on August 13, 2014, the date the Incentive Plan was approved by the Board of Directors. No more than 37,500, or 25%, of the shares reserved under the Incentive Plan may be granted as share awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any share award or stock option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding after such capital adjustment.

Amendment and Termination of the Incentive Plan. The Board of Directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which share awards or stock options have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The Board of Directors may not, without the consent of the holder of a share award or stock option, alter or impair any share award or stock option previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from August 13, 2014, the date that the Incentive Plan was adopted by the Board of Directors.  Termination of the Incentive Plan shall not affect any previously granted share awards or stock options.

Awards to be Granted. Home Federal Bancorp has not made any determination as to the timing or recipients of grants of share awards or stock options under the Incentive Plan.  The maximum number of shares of Common Stock to which Awards may be granted to any individual shall be 25,000 shares in the aggregate.

Awards Granted or Available Under Existing Plans.  As of the date hereof, awards covering 228,258 stock options and 50,688 unvested share awards were outstanding under Home Federal Bancorp’s existing 2005 and 2011 stock benefit plans and no shares remained available for grant under the plans. The 2005 stock benefit plans are expiring on June 8, 2015, ten years from the date of adoption by the Board of Directors.

Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

Incentive Stock Options.  No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code.  However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee.  If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to Home Federal Bancorp for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm's length sale of such shares) over the exercise price of the underlying options, and Home Federal Bancorp will be entitled to deduct such amount.  Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by Home Federal Bancorp.

        An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee.  If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified stock option.

Non-qualified Stock Options.  No taxable income is recognized by the optionee at the time a non-qualified stock option is granted under the Incentive Plan.  Generally, on the date of exercise of a non-qualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and Home Federal Bancorp receives a tax deduction for the same amount.  Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.  In general, common stock issued upon exercise of an option granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

Share Awards.  Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received and Home Federal Bancorp will be entitled to a deduction for federal income tax purposes in the same amount. Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable.   A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards.  Home Federal Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

The above description of tax consequences under federal income tax law is necessarily general in nature and is not complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment.  Home Federal Bancorp will recognize the cost of employee services received in share-based payment transactions, including stock options, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the share award or the stock option.   Home Federal Bancorp will recognize compensation expense on share awards at the time of vesting.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.   In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Home Federal Bancorp’s compensation expense and will be a factor in determining Home Federal Bancorp’s earnings per share on a fully diluted basis.

Stockholder Approval.  No share awards or stock options will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders.  Stockholder ratification of the Incentive Plan will satisfy certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote FOR adoption of the
2014 Stock Incentive Plan.

STOCK OWNERSHIP

The following table sets forth as of September 17, 2014, the voting record date for the annual meeting, certain information as to the common stock beneficially owned by each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 17, 2014(1)		Percent of Common Stock
Home Federal Bancorp, Inc. of Louisiana Employee Stock Ownership Plan c/o Home Federal Bank 624 Market Street Shreveport, Louisiana 71101	216,893	(3)	9.8%
FJ Capital Long/Short Equity Fund LLC 1313 Dolley Madison Boulevard, Suite 306 McLean, Virginia 22101	168,540	(4)	7.6

The following table sets forth the number of shares of common stock beneficially owned by (1) directors of Home Federal Bancorp, (2) the other named executive officers and (3) all directors and executive officers of Home Federal Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of September 17, 2014(1)		Percent of Common Stock(2)
Directors:
James R. Barlow	72,580	(5)(6)	3.3%
Walter T. Colquitt III	12,431	(5)(7)	*
Mark M. Harrison	11,228	(5)(8)	*
Daniel R. Herndon	135,834	(5)(9)	6.1
David A. Herndon III	31,210	(5)	1.4
Woodus K. Humphrey	12,510	(5)	*
Scott D. Lawrence	32,089	(5)(11)	1.5
Clyde D. Patterson	31,430	(5)(12)	1.4
Thomas Steen Trawick, Jr.	4,224	(5)	*
Timothy W. Wilhite, Esq.	12,446	(5)(13)	*

Other Named Executive Officers:
David S. Barber	8,433	(5)(14)	*
K. Matthew Sawrie	27,757	(5)(16)	1.3

All Directors and Executive Officers as a Group (15 persons)	412,895	(5)	18.1%
___________________
*	Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares. None of the shares reflected as being beneficially owned by executive officers and directors are pledged as security.

(2)
Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)
As of September 17, 2014, 60,133 shares held in the Home Federal Bank Employee Stock Ownership Plan trust had been allocated to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. Barlow and Patterson, reflect shares allocated to their individual accounts and exclude all other shares held in the trust.  Under the terms of the plan, the trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same ratio on any matter as to those shares for which instructions are given by the participants.

(Footnotes continued on following page)

___________________
(4)
This information is based on and Amendment No. 1 to a Schedule 13G filed with the SEC on February 14, 2014 by FJ Capital Long/Short Equity Fund LLC (“FJ Capital”), a Delaware limited liability company.  FJ Capital beneficially owned 168,540 shares.

(5)
Includes options to acquire shares of Home Federal Bancorp common stock that are exercisable within 60 days of September 17, 2014, under our Stock Option Plans and unvested shares held in the Recognition and Retention Plan Trusts over which the directors and executive officers do not have current voting or investment powers as follows:

Name	Stock Awards	Stock Options
James R. Barlow	12,236	27,140
Walter T. Colquitt, III	1,332	5,693
Mark M. Harrison	2,868	1,167
Daniel R. Herndon	7,003	23,670
David A. Herndon III	1,332	2,216
Woodus K. Humphrey	1,332	2,216
Scott D. Lawrence	1,332	2,216
Clyde D. Patterson	1,332	2,216
Thomas Steen Trawick, Jr.	1,865	1,865
Timothy W. Wilhite, Esq	2,868	2,334
David S. Barber	934	2,700
K. Matthew Sawrie	5,510	7,185
All directors and executive officers as a group (15 persons)	44,462	80,663

(6)
Includes 550 shares held by Mr. Barlow’s spouse, 10,250 shares held in Mr. Barlow’s individual retirement account, 9,178.1621 share units held in Home Federal Bank’s 401(k) Plan, however, for purposes of voting authority, Mr. Barlow has voting power over 8,490 shares, and 3,205 shares allocated to Mr. Barlow’s account in the Home Federal Bank employee stock ownership plan.

(7)	Includes 2,790 shares held jointly with Dr. Colquitt’s spouse.

(8)	Includes 911 shares held by Mr. Harrison’s spouse and 2,733 shares held in his individual retirement account.

(9)
Includes 32,761.5013 share units held in Home Federal Bank’s 401(k) Plan for the benefit of Mr. Herndon, however, for purposes of voting authority, Mr. Herndon had voting power over 30,304 shares, 7,234 shares allocated to Mr. Herndon’s account in the Home Federal Bank employee stock ownership plan and 45,008 shares held jointly with Mr. Herndon’s spouse.

(10)	Includes 8,016 shares held by Mr. Lawrence’s spouse, 4,555 shares held in Mr. Lawrence’s individual retirement account and 4,555 shares held jointly with Mr. Lawrence’s spouse.

(11)
Includes 6,822.445 share units held in Home Federal Bank’s 401(k) Plan for the benefit of Mr. Patterson, however, for purposes of voting authority, Mr. Patterson had voting power over 6,311 shares and 5,322 shares allocated to Mr. Patterson’s account in the Home Federal Bank employee stock ownership plan.

(12)	Includes 6,000 shares held jointly with Mr. Wilhite’s spouse.

(13)
Includes 1,417.5409 share units held in Home Federal Bank’s 401(k) Plan for the benefit of Mr. Barber, however, for purposes of voting authority, Mr. Barber had voting authority over 1,311 shares and 3,081 shares allocated to Mr. Barber’s account in the Home Federal Bank employee stock ownership plan.

(14)
Includes 1,922 shares held jointly with Mr. Sawrie’s spouse, 5,361 shares held in Mr. Sawrie’s individual retirement account, 2,601 shares allocated to Mr. Sawrie in the Home Federal Bank employee stock ownership plan and 1,770.4642 share units held in Home Federal Bank’s 401(k) Plan, however, for purposes of voting authority, Mr. Sawrie had voting power over 1,638 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Home Federal Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Home Federal Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2014, all of our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL THREE)

The Audit Committee of the Board of Directors of Home Federal Bancorp has appointed LaPorte, A Professional Accounting Corporation to perform the audit of our financial statements for the year ending June 30, 2015, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by LaPorte that neither that firm nor any of its associates has any relationship with Home Federal Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte is compatible with maintaining their independence.  In fiscal 2014 and 2013, LaPorte performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte’s performance of these services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte for professional services rendered by LaPorte in connection with the audit of Home Federal Bancorp’s consolidated financial statements for fiscal 2014 and 2013, as well as the fees paid by us to LaPorte for audit-related services, tax services and all other services rendered by LaPorte to us during fiscal 2014 and 2013.

	Year Ended June 30,
	2014	2013
Audit fees(1)	$93,700	$72,742
Audit-related fees(2)	663	853
Tax fees	--	--
All other fees	--	--
Total	$94,363	$73,595
             ____________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees for 2014 and 2013 consist of fees incurred in connection with accounting consultation and research.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Home Federal Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of LaPorte, A Professional Accounting Corporation was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, A Professional Accounting Corporation for the
fiscal year ending June 30, 2015.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Home Federal Bancorp relating to the next annual meeting of shareholders of Home Federal Bancorp, which is anticipated to be held in November 2015, must be made in writing and filed with the Corporate Secretary, DeNell W. Mitchell, Home Federal Bancorp, 624 Market Street, Shreveport, Louisiana, 71101, no later than June 12, 2015.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Home Federal Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article 8.D. of our Articles of Incorporation. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices no later than June 12, 2015.  The notice must include the information required by Article 8.D. of our Articles of Incorporation.

Shareholder Nominations.  Our Bylaws provide that all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Article 5.F. of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices no later than June 12, 2015, with respect to the next annual meeting of shareholders.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Home Federal Bancorp, Inc., c/o DeNell W. Mitchell, Corporate Secretary, at 624 Market Street, Shreveport, Louisiana 71101.  Ms. Mitchell will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Home Federal Bancorp’s Annual Report including the Form 10-K for the year ended June 30, 2014 accompanies this proxy statement.  Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder without charge a copy of the exhibits to the Annual Report on Form 10-K for the year ended June 30, 2014.  Such written requests should be directed to Ms. DeNell W. Mitchell, Corporate Secretary, Home Federal Bancorp, Inc., 624 Market Street, Shreveport, Louisiana 71101.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Home Federal Bancorp.  Home Federal Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Home Federal Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Home Federal Bancorp may solicit proxies personally or by telephone without additional compensation.

You may elect to receive future proxy materials, as well as other investor communications, in a single package per address.  This practice, known as “householding,” is designed to reduce our paper use, and printing and postage costs.  To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address.  Your consent to householding will be perpetual until you revoke it.  You may revoke your consent or request separate copies of our proxy materials by notifying our Corporate Secretary at 624 Market Street, Shreveport, Louisiana 71101.  If you revoke your consent, we will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation.

APPENDIX A

HOME FEDERAL BANCORP, INC. OF LOUISIANA
2014 STOCK INCENTIVE PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

Home Federal Bancorp, Inc. of Louisiana (the “Corporation”) hereby establishes this 2014 Stock Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III
DEFINITIONS

3.01           “Award” means an Option or Share Award granted pursuant to the terms of this Plan.

3.02           “Bank” means Home Federal Bank, the wholly owned subsidiary of the Corporation.

3.03           “Beneficiary” means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient’s death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.04           “Board” means the Board of Directors of the Corporation.

3.05           “Change in Control” means a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.

3.06           “Code” means the Internal Revenue Code of 1986, as amended.

3.07           “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

3.09           “Disability” means in the case of any Optionee or Recipient that the Optionee or Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).  If the determination of Disability relates to an Incentive Stock Option, Disability means Permanent and Total Disability as defined in Section 22(e)(3) of the Code.  In the event of a dispute, the determination of whether a Participant is Disabled will be made by the Committee and may be supported by the advice of a physician competent in the area to which such Disability relates.

3.10           “Effective Date” means the day upon which the Board approves this Plan.

3.11           “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13           “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14           “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported on the principal exchange on which the Common Stock is listed or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use.  Notwithstanding the foregoing, if the Common Stock is not readily tradable on an established securities market for purposes of Section 409A of the Code, then the Fair Market Value shall be determined by means of a reasonable valuation method that takes into consideration all available information material to the value of the Corporation and that otherwise satisfies the requirements applicable under Section 409A of the Code and the regulations thereunder.

3.15           “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16           “Non-Employee Director” means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or Board of Directors of the Bank,  who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17           “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.18           “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19           “Option” means a right granted under this Plan to purchase Common Stock.

3.20           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.21           “Performance Share Award” means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.22           “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable.  The establishment of Performance Goals is intended to make the applicable Performance Share Awards “performance based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

●	net income or net income per share (before or after taxes and whether or not excluding specific items, including but not limited to stock-based or other compensation expense);

●	return measures (including, but not limited to, total stockholders’ return, return on average assets, return on average shareholders’ equity, return of investment and cash return on tangible equity);

●	net interest income and net interest income on a tax equivalent basis;

●	net interest margin and net interest margin on a tax equivalent basis;

●	net non-interest expense to average assets;

●	interest sensitivity gap levels;

●	expense targets, efficiency ratio or other expense measures;

●	levels of assets or loans (in total or with respect to specific categories);

   ● levels of deposits (in total or with respect to specific categories of deposit accounts;

●	market share;

●	levels and values of securities investments;

●	asset quality levels;

●	business expansion or consolidation performance;

●	strategic plan development and implementation;

●	share price;

●	regulatory compliance and capital levels;

●	financial ratings; and

●	achievement of balance sheet or income statement objectives, or other financial, accounting or quantitative objectives established by the Committee.

Performance goals with respect to the foregoing criteria may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee deems appropriate.  Any member of a comparator group or an index that disappears during a measurement period shall be disregarded for the entire measurement period.  Performance Goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion).

3.23           “Recipient” means an Employee or Non-Employee Director who receives a Share Award or Performance Share Award under the Plan.

3.24           “Share Award” means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.25           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s tax withholding obligation pursuant to Section 13.02 hereof, (ii) include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of this Plan, any rule, regulation or procedure adopted by it pursuant hereto or of any Award shall be final and binding in the absence of action by the Board.

4.02           Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03           Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Awards, or portions thereof, to the extent not yet vested and in the case of Options, not yet exercised, previously granted or awarded to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Amended and Restated Federal Stock Charter and Federal Stock Bylaws shall terminate as of the effective date of such removal.

4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan, any rule, regulation or procedure adopted by it pursuant hereto or any Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05           Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

4.07           No Deferral of Compensation Under Section 409A of the Code.  All Awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.  No Recipient shall be permitted to defer the recognition of income beyond the date a Share Award shall be deemed earned pursuant to Article IX of this Plan.

ARTICLE V
ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall not be eligible to receive Incentive Stock Options under the Plan.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

6.01           Number of Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 150,000.  None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC.

7.01           Determination of Awards.  The Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Option and the Exercise Price of an Option and whether a Share Award will be a Performance Share Award.  In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each Optionee or Recipient his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

7.02           Limitation on Share Awards.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 37,500 shares, or 25% of the total shares available for issuance under this Plan.  None of such shares shall be the subject of more than one Award at any time, but if a Share Award as to any shares is surrendered before vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

7.03           Maximum Awards to any Person.  Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual pursuant to this Plan shall be 25,000 shares in the aggregate.

ARTICLE VIII
OPTIONS

Each Option granted hereunder shall be on the following terms and conditions:

8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a stock option agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed stock option agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

8.02           Option Exercise Price.

(a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

(c)           Prohibition of Repricing.  Except as otherwise provided in Section 10.01, the exercise price of an Option may not be reduced, directly or indirectly by cancellation and re-grant or otherwise, without the prior approval of the shareholders of the Corporation.

8.03           Vesting and Exercise of Options.

(a)           General Rule.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee.  Notwithstanding the foregoing, no vesting shall occur on or after an Optionee’s employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or a Change in Control.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b)           Accelerated Vesting.  Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability.  In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control.

8.04           Duration of Options.

(a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Employee or Non-Employee Director ceases to be employed by or serve the Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant to extend such six-month period in clause (ii) to a period not exceeding three (3) years.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee’s status as an employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.04 may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

(b)           Exceptions.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service as a director with the Corporation or a Subsidiary Company as a result of Disability without having fully exercised his Options, the Employee or Non-Employee Director shall have the right to exercise such Options following his termination due to Disability until one (1) year following the date of termination of employment or service as a director due to Disability, subject to the last sentence of this Section 8.04(b).

Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (or five (5) year term for Options subject to Section 8.09(b) hereof) of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years (five (5) years for Options subject to Section 8.09(b) hereof) from the date it was granted.

8.05           Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written stock option agreement provided for in Section 8.01 above.

8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations and Financial Accounting Standards Board ASC Topic 718, or any successor thereto, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a)           Amount Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options under this Plan, together with stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), that are exercisable for the first time by the Optionee during any calendar year shall not exceed $100,000.

(b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
SHARE AWARDS

9.01           Share Award Notice.  As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02           Earning Plan Shares; Forfeitures.

(a)           General Rules.  Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof.  If the employment of an Employee is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b) and (c) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned.  In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares.  No fractional shares shall be distributed pursuant to this Plan.

(b)           Exception for Termination Due to Death or Disability.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment or service with the Corporation or any Subsidiary Company terminates due to death or Disability shall be deemed fully earned as of the Recipient’s last day of employment or service with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c)           Exception for a Change in Control.  Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control.

9.03           Dividends and Voting.  A Recipient shall not be entitled to receive any cash dividends declared on the Common Stock with respect to any unvested Share Award.  A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him pursuant to Section 9.04.

9.04           Distribution of Plan Shares.

(a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

(b)           Form of Distributions.  All shares shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each share earned and distributable.

(c)           Restrictions on Selling of Plan Shares.  Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05           Rights of Recipients.  Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a shareholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

9.06           Performance Awards.

(a)           Designation of Performance Share Awards.  The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals.  Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award.  Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

(b)           Timing of Grants.  Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period.  All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c)           Restrictions on Grants.  Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d)           Earning of Performance Share Awards.  Each Performance Share Award shall be earned, vested and payable only upon the achievement of Performance Goals established by the Committee based upon one or more of the criteria set forth in Section 3.22 of this Plan, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate; provided, however, that the Committee may provide, either in connection with the grant thereof or by amendment thereafter, that achievement of such Performance Goals will be waived, in whole or in part, upon (i) the termination of employment of a Recipient by reason of death or Disability, or (ii) the occurrence of a Change in Control. Achievement of a Performance Goal shall be substantially uncertain at the time the Performance Goal is established.

                                (e)           Inclusions and Exclusions from Performance Criteria.  The Committee may provide in any Performance Award, at the time the Performance Goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any of the following events that occurs during a performance period: (i) asset write-downs or impairment charges; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (iv) accruals for reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vii) acquisitions or divestitures. Such inclusions or exclusions shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

(f)           Distribution.  No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

(g)           Effect of a Change in Control.  Unless otherwise provided in the Share Award agreement, upon the occurrence of a Change in Control, the target payout opportunities attainable under outstanding Performance Share Awards shall be deemed to have been fully earned as of the effective date of the Change in Control based upon (i) an assumed achievement of all relevant performance goals at the “target” level if the Change in Control occurs during the first half of the applicable performance period, or (ii) the actual level of achievement of all relevant performance goals against target measured as of the date of the Change in Control, if the Change in Control occurs during the second half of the applicable performance period, and, in either such case, there shall be a pro rata payout to Recipients within sixty (60) days following the Change in Control based upon the length of time within the performance period that has elapsed prior to the Change in Control.  If the sixty (60) day period commences within one calendar year and ends in the following calendar year, then this payment shall be made in the following calendar year.

9.07.           Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X
ADJUSTMENTS FOR CAPITAL CHANGES

10.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the maximum number of shares to which Share Awards may be issued, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to any person, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

10.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Award shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees or Recipients would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock options and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options. Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in the definitive agreement entered into by the Corporation with respect to a Change in Control to the extent such Options remain outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE XI
AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein.

ARTICLE XII
EMPLOYMENT AND SERVICE RIGHTS

Neither this Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII
WITHHOLDING

13.01           Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee or Recipient to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02           Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s or Recipient’s tax withholding obligation by the retention of shares of Common Stock to which the Optionee or Recipient would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV
EFFECTIVE DATE OF THE PLAN; TERM

14.01           Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by shareholders of the Corporation and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XV hereof.

14.02           Term of the Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV
SHAREHOLDER APPROVAL

The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, and (ii) Section 162(m) of the Code and regulations thereunder.

ARTICLE XVI
MISCELLANEOUS

16.01           Governing Law.  To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

16.02           Pronouns.  Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

HOME FEDERAL BANCORP INC
Of Louisiana

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M78633-P55758-Z63953 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2017:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David A. Herndon III
02) Wondus K. Humphrey
03) Mark M. Harrison

The Board of Directors recommends you vote "FOR" the following proposal:

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. When shares are held jointly, only one holder need sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M78634-P55758-Z63953

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 12, 2014 10:00 AM Central Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the Board of Directors of Home Federal Bancorp, Inc. of Louisiana or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp held of record by the undersigned on September 17, 2014 at the Annual Meeting of Shareholders to be held at the main office of Home Federal Bancorp, located at 624 Market Street, Shreveport, Louisiana on Wednesday, November 12, 2014, at 10:00 a.m., Central Time, or at any adjournment thereof.

The Board of Directors recommends that you vote "FOR" all the nominees listed on the reverse side, "FOR" the 2014 Stock Incentive Plan and "FOR" the ratification of Laporte, A Professional Accounting Corporation.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2014 STOCK INCENTIVE PLAN, FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 11, 2014.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME FEDERAL BANCORP, INC. OF LOUISIANA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2014 AND AT ANY ADJOURNMENT THEREOF.

Address change: ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

October 10, 2014

To:	Participants in the Home Federal Bank Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”)

Re:           Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2014 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 5, 2014.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your 401(k) Plan account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the 401(k) Plan.  If you also own shares of Home Federal Bancorp common stock outside of the 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,
Daniel R. Herndon
Chairman of the Board and
     Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 5, 2014. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 5, 2014. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M78635-P55758-Z63953 — KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2017:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) David A. Herndon III
02) Wondus K. Humphrey
03) Mark M. Harrison

The Board of Directors recommends you vote "FOR" the following proposal:

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and 401(k) Participant Letter are available at www.proxyvote.com.

M78636-P55758-Z63953

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 12, 2014 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employees' Savings and Profit Sharing Plan (the "401(k) Plan") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my 401(k) Plan account at the 2014 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2014 STOCK INCENTIVE PLAN, FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 5, 2014. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL NOT BE VOTED BY THE TRUSTEES.

Address change: ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side

October 10, 2014

To:	Participants in the Home Federal Bank Employees’ Stock Ownership Plan (the “ESOP”)

Re:           Instructions for voting shares of Home Federal Bancorp, Inc. of Louisiana

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Home Federal Bancorp. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Home Federal Bancorp allocated to your account in the Home Federal Bank ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, Annual Report for the year ended June 30, 2014 and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided or voting by phone or the Internet.  In order to be effective, your voting instructions must be received no later than 11:59 P.M. Eastern Time on November 5, 2014.

We urge each of you to vote, as a means of participating in the governance of the affairs of Home Federal Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Home Federal Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Very truly yours,
Daniel R. Herndon
Chairman of the Board and
     Chief Executive Officer

HOME FEDERAL BANCORP INC
Of Louisiana

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 5, 2014. Have your card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 5, 2014. Have your card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M78637-P55758-Z63953 KEEP THIS PORTION FOR YOUR RECORDS

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HOME FEDERAL BANCORP, INC. OF LOUISIANA

The Board of Directors recommends you vote "FOR" the following NOMINEES for a three-year term expiring in 2017:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David A. Herndon III
02) Wondus K. Humphrey
03) Mark M. Harrison

The Board of Directors recommends you vote "FOR" the following proposal:

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes, mark here. ☐
(see reverse for instructions)

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and ESOP Participant Letter are available at www.proxyvote.com.

M78638-P55758-Z63953

HOME FEDERAL BANCORP, INC. OF LOUISIANA
Annual Meeting of Shareholders
November 12, 2014 10:00 AM Central Time

The undersigned hereby instructs the Trustees of the Home Federal Bank Employee Stock Ownership Plan (the "ESOP") to vote, as designated on the reverse side, all the shares of common stock of Home Federal Bancorp, Inc. allocated to my ESOP account at the 2014 Annual Meeting of Shareholders, and at any postponement or adjournment thereof.

THE SHARES OF HOME FEDERAL BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE SHARES ALLOCATED TO YOUR ACCOUNT WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE 2014 STOCK INCENTIVE PLAN, FOR RATIFICATION OF HOME FEDERAL BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES. VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON NOVEMBER 5, 2014. IF NO VOTING INSTRUCTIONS ARE RECEIVED, THE SHARES WILL GENERALLY NOT BE VOTED BY THE TRUSTEES.

Address change: ____

____

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side